                                                                   EXHIBIT 99(b)


                        Jorf Lasfar Energy Company S.C.A
                                      JLEC

                        CENTRALE THERMIQUE DE JORF LASFAR
                               B P 99 SIDI BOUZID
                                    EL JADIDA
                                     MOROCCO
                              Tel : 212 23 34 53 71
                              Fax : 212 23 34 54 05








                                     US GAAP

                              FINANCIAL STATEMENTS

                                      AS OF

                        DECEMBER 31, 2003, 2002 AND 2001








                                     AUDITED










--------------------------------------------------------------------------------
    R.C. n(degree)86655 - Patente n(degree)35511273 - Identification Fiscale
                           (I.S TVA) n(degree)1021595

        JORF  LASFAR  ENERGY  COMPANY

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                      Page(s)
                                                                                                    -------------

        Balance Sheet

                    As of December 31, 2003, 2002, and 2001  ........................................     4


        Statement of Income

                    For year ending December 31, 2003, 2002, and 2001  ..............................     5


        Statement of Stockholders' Equity

                    For year ending December 31, 2003, 2002, and 2001  ..............................     6


        Statement of Cash Flows

                    For year ending December 31, 2003, 2002, and 2001  ..............................     7


        Notes to US GAAP Financial Statements .......................................................  8-29

                         Report of Independent Auditors


     We have audited the accompanying balance sheets of Jorf Lasfar Energy Company S.C.A (the "Company") as of December 31, 2003, 2002 and 2001, and the related statements of income, of stockholders' equity and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jorf Lasfar Energy Company S.C.A at December 31, 2003, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Price Waterhouse

Casablanca, Morocco,
February 10, 2004

       JORF  LASFAR  ENERGY  COMPANY

BALANCE SHEET

                                                                 Note     December 31, 2003  December 31, 2002   December 31, 2001
                                                                 ----     -----------------  -----------------   -----------------
                                                                          (000) U.S. Dollars (000) U.S. Dollars  (000) U.S. Dollars
ASSETS

       Current Assets
           Cash ..............................................    3.1             65,611              46,683            67,106
           Inventories .......................................  2.c & 4           38,548              40,615            31,759
           Account Receivable ................................     5              85,486              76,175            86,515
           Prepayments .......................................     6               8,138              10,431             4,477
           Net investment from $ DFL model ................... 2.b & 17.3         38,461              20,206            56,061
           Net investment from Euro DFL model ................ 2.b & 17.3         40,942              31,298            21,301
           Other .............................................                         0                  0                 0
                                                                              ----------          ----------        ----------
                  Total current assets .......................                   277,186             225,408           267,219

       Long Term Assets, net
           Restricted Cash ...................................    3.2             83,049              53,778            17,140
           Fixed Assets ......................................     7               9,603               6,554             6,284
           Net investment from $ DFL model ................... 2.b & 17.3        638,004             678,549           686,660
           Net investment from Euro DFL model ................ 2.b & 17.3        411,100             374,509           339,492
           $ Capacity Charges less than $ DFL model ..........    13.1               713                   0             9,907
           Euro Capacity Charges less than Euro DFL model ....    13.2                 0                   0             4,225
           Other Long Term Assets ............................     9              19,058              10,968             9,445
                                                                              ----------          ----------        ----------
                  Total Long Term Assets .....................                 1,161,527           1,124,357         1,073,153

                                                                              ----------          ----------        ----------
                  Total assets ...............................                 1,438,713           1,349,765         1,340,372


LIABILITIES AND STOCKHOLDERS' EQUITY

       Current Liabilities
           Accounts payable to third parties .................     10             47,851              25,498            34,764
           Accounts payable to related parties ...............     11            176,693             145,065            74,704
           VAT  Liability ....................................      8              3,972               2,871             3,078
           Taxes payable .....................................     12              7,527               4,866               873
           Current part of Long-term loans in US Dollars .....     15             25,749              25,749            24,873
           Current part of Long-term loans in Euro ...........     15             44,491              36,855            31,167
           Other current liabilities .........................     14              7,739               7,955            18,607
                                                                              ----------          ----------        ----------
                  Total current liabilities ..................                   314,023             248,859           188,066

       Non-Current Liabilities
           Long-term loans in US Dollars .....................     15            212,426             238,174           251,667
           Long-term loans in Euro ...........................     15            367,052             340,912           319,457
           $ Capacity Charges greater than $ DFL model .......    13.1                 0               2,441                 0
           Euro Capacity Charges greater than Euro DFL model..    13.2               422                 236                 0
           Deferred Tax Liability ............................     2.f                 0              13,005             6,097
           Derivative Instrument Liability ...................     20             22,050              21,410            10,665
           Unfunded Pension Obligations ......................    19.1             9,878               5,693                 0
                                                                              ----------          ----------        ----------
                  Total non-current liabilities ..............                   611,828             621,872           587,886

       Commitment and Contingencies ..........................     22

       Stockholders' Equity
           Common Stock ......................................    16.1                58                  58                58
           Convertible Stockholders' Securities ..............    16.2           201,425             201,425           201,425
           Preferred Stock ...................................    16.3           185,930             185,930           185,930
           Retained Earnings .................................    16.4           147,499             113,031           187,672
           Other Comprehensive Income or (Loss) ..............     20            (22,050)            (21,410)          (10,665)
                                                                              ----------          ----------        ----------
                  Total stockholders' equity .................                   512,862             479,033           564,420

                                                                              ----------          ----------        ----------
                  Total liabilities and stockholders' equity..                 1,438,713           1,349,765         1,340,372



The accompanying Notes 1 to 23 are an integral part of these financial statements.

      JORF  LASFAR  ENERGY  COMPANY

STATEMENT OF INCOME


                                                            January 1, 2003      January 1, 2002      January 1, 2001
                                                                   to                  to                   to
                                                   Note    December 31, 2003    December 31, 2002    December 31, 2001
                                                 --------  ------------------   ------------------   ------------------
                                                           (000) U.S. Dollars   (000) U.S. Dollars   (000) U.S. Dollars
REVENUE


      Lease Revenue from $ DFL model .........   2.b 17.2          81,793              88,464             100,679
      Lease Revenue from Euro DFL model ......   2.b 17.2         104,635              95,078              94,545
      Energy Payments ........................                    128,981             130,446             116,709
      O&M Revenue ............................                     45,066              42,930              38,809
      Supplemental Capacity Charges ..........                      3,949               4,017               3,887
      Sale of Fly Ash ........................                        214                 247                 303
      License Tax Reimbursement ..............                      4,102                   0                   0
      Others .................................                        138               3,090               2,364
                                                                 --------            --------            --------
             TOTAL REVENUE                                        368,878             364,272             357,296



OPERATING EXPENSES

      Coal Cost ..............................                    129,935             126,957             115,066
      Fuel Oil Cost ..........................                      1,280                 910                 754
      O&M Costs ..............................                     33,554              25,057              20,329
      Operator's Incentive ...................                      2,784               3,721               2,099
      Generator Costs ........................                     11,994              11,397              12,547
      License Tax Costs ......................                      4,102                   0                   0
      Amortization of Major Maintenance ......      9.1             1,935               1,128                 261
      Depreciation of Other Assets ...........                      2,093               1,624                 470
      Provision For Future Pension Obligations                      2,902               5,427                   0
                                                                 --------            --------            --------
             TOTAL OPERATING EXPENSES                             190,580             176,222             151,525


OPERATING INCOME .............................                    178,299             188,050             205,771

FINANCIAL ITEMS

      Financial Income .......................                      2,025               1,764               4,735
      Exchange Gain (+) or Loss (-) ..........      2.d            (8,605)             (1,558)              8,197
      Financial Expenses .....................      18            (49,425)            (44,834)            (50,617)
                                                                 --------            --------            --------
             TOTAL FINANCIAL ITEMS                                (56,005)            (44,628)            (37,685)


INCOME BEFORE TAXES                                               122,293             143,422             168,086

      Income Taxes
             Current .........................      2.e            15,448               4,226                 603
             Deferred ........................      2.f           (13,005)              6,908               6,097
                                                                 --------            --------            --------

NET INCOME                                       16.4 & 21        119,850             132,288             161,386




The accompanying Notes 1 to 23 are an integral part of these financial statements.

JORF LASFAR ENERGY COMPANY

STATEMENT OF STOCKHOLDERS' EQUITY

                                                                             January 1, 2003     January 1, 2002    January 1, 2001
                                                                                  to                  to                 to
                                                                     Note   December 31, 2003   December 31, 2002  December 31, 2001
                                                                    ------  -----------------  ------------------  -----------------

COMMON STOCK
     At beginning and end of period in number of shares              16.1               5,500               5,500             5,500
     At beginning and end of period in thousands of USD              16.1                  58                  58                58

                                                                                       (000) U.S. Dollars
CONVERTIBLE STOCKHOLDERS' SECURITIES                                                   ------------------
     At beginning of period                                                           201,425             201,425           387,355
     Conversion of  Convertible Stockholders' Securities
        to Preferred Stock                                                                  0                   0          (185,930)
     Conversion of Convertible Stockholders' Securities
        to Common Stock                                                                     0                   0                 0
                                                                            -----------------   -----------------  ----------------
            At end of period                                         16.2             201,425             201,425           201,425

PREFERRED STOCK
     At beginning of period                                                           185,930             185,930                 0
     Conversion of  Convertible Stockholders' Securities
        to Preferred Stock                                                                  0                   0           185,930
     Conversion of Preferred Stock to Common Stock                                          0                   0                 0
                                                                            -----------------   -----------------  ----------------
            At end of period                                         16.3             185,930             185,930           185,930

RETAINED EARNINGS (DEFICIT)
         At beginning of period                                                       113,031             187,672           296,409
         Net income                                                                   119,850             132,288           161,386
         Common stock dividend                                                        (64,973)           (184,891)         (270,123)
         Preferred stock dividend                                                      (9,796)             (9,942)                0
         Convertible stockholders' securities                                         (10,613)            (12,096)                0
                                                                            -----------------   -----------------  ----------------
            At end of period                                         16.4             147,499             113,031           187,672

OTHER COMPREHENSIVE INCOME (LOSS) (a)
     Derivative Instruments
         At beginning of period                                                       (21,410)            (10,665)                0
         Reclassification of gains (losses) included in net income                      6,871               5,811               699
         Unrealized gain (loss) on derivative instruments                              (7,511)            (16,556)          (11,364)
                                                                            -----------------   -----------------  ----------------
            At end of period                                          20              (22,050)            (21,410)          (10,665)
                                                                            -----------------   -----------------  ----------------

                                                                                      512,862             479,034           564,420
                                                                            =================   =================  ================

         (a)  Disclosure of Comprehensive Income (Loss)

            Net income                                                                119,850             132,288           161,386
            Derivative instruments
                Reclassification of gains (losses) in net income                        6,871               5,811               699
                Unrealized gain (loss) on derivative instruments                       (7,511)            (16,556)          (11,364)
                                                                            -----------------   -----------------  ----------------

            Total Comprehensive Income                                                119,211             121,543           150,721
                                                                            =================   =================  ================



The accompanying Notes 1 to 23 are an integral part of these financial statements.

       JORF  LASFAR  ENERGY  COMPANY

STATEMENT OF CASH FLOWS




                                                                   January 1, 2003     January 1, 2002       January 1, 2001
                                                                          to                  to                   to
                                                                  December 31, 2003    December 31, 2002    December 31, 2001
                                                                  ------------------   ------------------   ------------------
                                                          Note    (000) U.S. Dollars   (000) U.S. Dollars   (000) U.S. Dollars
                                                         ------


CASH FLOWS FROM OPERATING ACTIVITIES
       Payments received from ONE .......................             $ 426,250             $ 471,044            $ 411,872
       Interest received ................................                 1,870                 1,748                4,543
       Insurance Payments ...............................                (5,699)               (5,665)              (7,104)
       Payments of Operating Costs ......................              (233,068)             (249,255)            (228,771)
       Cash Effect of Value Added Tax ...................                 2,463                  (321)               4,430
                                                                      ---------             ---------            ---------
              Net cash provided by operating activities..  21           191,816               217,551              184,970

CASH FLOWS USED FOR INVESTING ACTIVITIES
       Net (increase) in restricted cash ................               (25,942)              (36,638)             (17,140)
       Acquisition of fixed assets ......................                (2,300)               (3,957)              (5,501)
       Payment of Major Maintenance costs ...............                (6,261)                  (93)             (21,504)
                                                                      ---------             ---------            ---------
              Net cash used in investing activities .....               (34,503)              (40,688)             (44,145)

CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from loans ..............................                     0                     0               92,589
       Proceeds of share capital payments ...............                     0                     0                    0
       Repayment of loans ...............................               (65,639)              (57,964)             (41,961)
       Payment of Convertible Securities interest .......               (11,417)              (12,386)                   0
       Payment of Preferred Stock dividend ..............               (10,539)              (10,181)                   0
       Payment of Common Stock dividend .................               (54,877)             (121,933)            (189,600)
       Repayment of Stockholders loans ..................                     0                     0                    0
       Purchase of Preferred Stock shares ...............                     0                     0                    0
       Purchase of Common Stock shares ..................                     0                     0                    0
                                                                      ---------             ---------            ---------
              Net cash provided by financing activities..              (142,472)             (202,464)            (138,972)


       Effect of exchange rate changes on cash ..........                 4,087                 5,178               (1,950)


CASH AT BEGINNING OF PERIOD .............................                46,683                67,106               67,203

NET INCREASE (DECREASE) IN CASH DURING PERIOD ...........                18,928               (20,422)                 (97)
                                                                      ---------             ---------            ---------

CASH AT END OF PERIOD ................................... 3.1         $  65,611             $  46,683            $  67,106
                                                                      =========             =========            =========




SUPPLEMENTAL CASH FLOWS INFORMATION
Cash paid during the year-
       Interest                                                          49,136                56,054               45,486
       Income taxes                                                      12,826                 5,150                6,173

The accompanying Notes 1 to 23 are an integral part of these financial statements.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003



1. GENERAL

A. BACKGROUND

The power station at Jorf Lasfar is located on the Atlantic coast of Morocco, adjacent to the Port of Jorf Lasfar, in the Province of El Jadida. This location is approximately 127 km south--west of Casablanca. Units 1 and 2 of the power station were constructed by GEC Alstom for the Moroccan Electricity Company, Office National de l'Electricite ("ONE"), and are now in commercial operation. Each of these existing Units is 330 MW, fired by coal. In October of 1994, the ONE issued a public tender for international companies to expand the power station at Jorf Lasfar. In February of 1995, the ONE selected the "Consortium" of ABB Energy Ventures and CMS Generation as the preferred bidder and exclusive partner for negotiation. In April of 1996, the Consortium and the ONE reached agreement in principle, and initialed the necessary Project Agreements.

B. ESTABLISHMENT

In order to officially conclude and implement these Project Agreements, the Consortium established the Jorf Lasfar Energy Company (the "Company" or "JLEC") on January 20, 1997. The Company was established as a limited partnership ("societe en commandite par actions") in accordance with the Laws of the Kingdom of Morocco, with Commercial Registration Number 86655, Fiscal Identification Number 1021595, and Patente Number 35511274. In accordance with its charter documents, the Company's objective and purpose is to construct, operate, manage and maintain the power station at Jorf Lasfar, including the development, financing, engineering, design, construction, commissioning, testing, operation and maintenance of two (2) new coal-fired Units, which are very similar in size and technology to the existing Units. In order to secure its fuel supply the Company also operates and maintains the coal-unloading pier in the Port of Jorf Lasfar. For these activities, the Company received a "right of possession" ("droit de jouissance") for the Site, the existing Units, the new Units and coal unloading pier. This "right of possession" will continue for the duration of the Project Agreements, which is anticipated to be in the range from 15 to 30 years.

C. COMPANY LOAN, TRANSFER OF POSSESSION, PROJECT FINANCING AND INITIAL DISBURSEMENT

On September 12, 1997, all Project Agreements were signed, the Company Loan Agreement was executed and the first disbursement of the Company Loan was used to pay the TPA fee to ONE. As a consequence, JLEC received possession of the power station at Jorf Lasfar on September 13, 1997, and began to sell its available capacity and net generation to ONE. All remaining requirements for project financing were completed in November, and initial disbursement of the Project Loans occurred on November 25, 1997.

D. CONSTRUCTION, COMMERCIAL OPERATION, PURCHASE OF COMPANY LOAN AND REPAYMENT OF PROJECT LOANS

After a period of construction lasting 33 months and 41 months, Unit 3 and 4 began normal commercial operation on June 9, 2000, and February 2, 2001, respectively. Consequently, the JLEC stockholders purchased 100% of the Company Loan Notes on December 11, 2000, and JLEC began the repayment of all Project Loans on May 15, 2001. After JLEC completes the repayment of all Project Loans (which is scheduled for February 15, 2013), ONE has the option to pay JLEC the Termination Amount, and then terminate all Project Agreements and retake possession of the Site and power station at Jorf Lasfar.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The Company's financial statements are prepared using the historical cost convention. The accounting and reporting policies of the Company are in accordance with the generally accepted accounting principles of Morocco, which are called "Code General de Normalisation Comptable" or "CGNC". Financial statements are prepared in accordance with these CGNC standards, and expressed in Dirhams. In addition to and separately from Moroccan (CGNC) financial statements in Dirhams, the Company uses the U.S Dollar as functional currency, and has prepared these financial statements in accordance with generally accepted accounting principles of the United States.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


B. REVENUE RECOGNITION
On September 12, 1997, the Company and the Office National de L'Electricite executed a set of contracts related to the power station at Jorf Lasfar. In accordance with Statement of Financial Accounting Standard (SFAS) No. 13, these contracts are accounted for as a direct financing lease. Accordingly, JLEC (the "Lessor") will receive a stream of payments from ONE (the "Lessee") over the term of the lease. The term of the lease is determined in accordance with SFAS No. 13 Section (5)(f) which has been superseded by SFAS No. 98 Section 22(a). The following policies are used to calculate the minimum lease payments and the unearned income from the lease.

                  MINIMUM LEASE PAYMENTS are determined in accordance with SFAS No. 13 Section 5(j), and are based on the capacity payments that ONE will take to JLEC. These minimum lease payments do not include reimbursable or executory costs such as the reimbursement of coal costs. The sum of these capacity payments equal the gross investment under the lease.

                  This gross investment minus the net investment in the plants is defined to be the UNEARNED INTEREST INCOME. This unearned interest income will be accreted and recognized into earnings as LEASE REVENUE over the lease term using the effective interest method so as to produce a constant periodic rate of return on the net investment.

                  The NET INVESTMENT represents the cost of acquiring and constructing the leased assets. These ACQUISITION AND CONSTRUCTION COSTS include the following items which are capitalized and allocated to Units 1 and 2 and Units 3 and 4 based upon appropriate allocation methodologies:

                           TRANSFER OF POSSESSION AGREEMENT (TPA): The TPA payment is included in the cost basis of the leased assets.

                           DIRECT CONSTRUCTION COSTS: All direct costs related to construction are included in the cost basis of the leased assets.

                           CAPITALIZED COSTS: Interest and financing costs incurred during construction are capitalized and included in the cost of the constructed units.

                           PROJECT DEVELOPMENT COSTS AND FEES: These costs and fees are also capitalized and included in the cost basis of the leased assets.

                  FINANCING COSTS: Interest expense is recognized on the effective interest method over the life of the debt. Other financing costs such as commitment fees, guarantee fees, etc. are considered a component of the interest expense of the related debt or financing. As such, they are amortized into expense using the effective interest method over the life of the related debt or financing.

C. INVENTORIES

The Company accounts for inventories by consistently applying the FIFO or average cost method to each item, and uses the conservatism principle (lesser of market value or cost) in its procedures for valuing inventories.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003



D. FOREIGN CURRENCY TRANSACTIONS

The books and records of the Company for U.S. GAAP are maintained in U.S. Dollars, which is both the reporting and functional currency. Transactions in other currencies are translated to U.S. Dollars at the spot rate for current period expenses and at the settlement rate for non-period transactions. Monetary assets and monetary liabilities outstanding in other foreign currencies on balance sheet dates are translated into U.S. Dollars at rates prevailing on such balance sheet dates. Exchange gains and losses on those foreign currency operations are included in determining net income for the period in which exchange rates change.

E. CORPORATE TAX

Current Income tax is determined under Moroccan Income tax rules. In 1997, JLEC signed a "tax incentive" convention with the Moroccan tax authorities. The main principles of this convention are summarized below:

-    Income is subject to corporate tax and "Produit de Solidarite National" tax
     (PSN)
-    PSN tax rate is 8.75% and is not subject of any tax holiday
-    Income tax holiday period is ten years
- income tax holiday period starts on the "commercial operation date" for each unit
- income tax holiday is 100% during the first five-year period then at 50% of the income tax rate during the second five-year period
-    income not related to the sale of electricity is subject to a tax rate of
     35%

The "commercial operation date" for Units 1 and 2, Unit 3 and Unit 4 were September 1997, June 2000 and February 2001, respectively. On September 13, 2002, income related to Units 1 and 2 became taxable at 17.5%. Unit 3 and Unit 4 are still in the 100% tax holiday period. The PSN tax was eliminated on January 1, 2001.

F. DEFERRED INCOME TAX

Starting September 13, 2002, JLEC tax rate on Units 1&2 is 17.5%. JLEC determines and books the current income tax (US$ 15,448,426 for 2003 ) as required by the tax laws and regulations of Morocco. Temporary differences between the US GAAP and the CGNC balance sheets are creating the need to record deferred income taxes. The main temporary differences result from the use of the Direct Financing Lease method under US GAAP. In particular, the treatment of Net Investment and revenue recognition (as disclosed in note 2.b above) under US GAAP are quite different from the treatment of these items under Moroccan GAAP . The total of all the deferred tax liabilities is $ 0 ($13,005,298 as of December 31, 2002 minus $13,005,298 for 2003).

G. OFF BALANCE SHEET COMMITMENTS

The Company discloses all off-balance sheet commitments, if any, on balance sheet dates.

H.  USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual result could differ from these estimates and assumptions.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


3. CASH
3.1  Cash

The Company's cash as of December 31, 2003, includes the initial capital deposits of the Company's stockholders, as explained further in Note 16.1 . Such cash is held in Moroccan Dirhams in accounts at CITIBANK MAGHREB, which is located at Zenith Millenium Immeuble 1, Lotissement Attaoufik, Sidi Maarouf, Casablanca Morocco. The remainder of the company's cash is held by the Offshore Collateral Agent, Deutsche Bank Trust Company Americas in US$ and Euro, and by the Onshore Collateral Agent, BMCI - Banque Marocaine pour le Commerce et l'Industrie in Morocain Dirhams and US$.





The cash balances includes the following categories:

                                                                                 12/31/03             12/31/02             12/31/01
                                                                                    US$                 US$                   US$
                                                                            ---------------  -----------------  --------------------
               Off-shore Revenue in US$                                        24,426,875          22,666,875            36,223,422
               Off-shore Revenue in Euro                                        6,590,224           5,331,124             5,000,414
                                                                            --------------   -----------------  --------------------
               Total Off-Shore Revenue                                         31,017,099          27,997,998            41,223,836

               On-shore O&M Account - Generator                                 6,946,245             793,293             2,899,102
               On-shore O&M Account - Operator                                  4,279,000           3,258,836             2,298,642
               Off-shore O&M Accounts                                               4,546              10,607                 8,464
                                                                            --------------   -----------------  --------------------
               Total O&M Accounts                                              11,229,792           4,062,735             5,206,208

               Fuel & Spare Part Accounts                                      12,929,694           5,289,381            12,080,028

               On-shore Construction Accounts                                           0                   0             1,100,363

               Off-shore  Debt Service Accrual Accounts in US$                  3,734,278           3,843,187             3,540,479
               Off-shore  Debt Service Accrual Accounts in Euro                 6,637,737           5,433,301             3,898,143
                                                                            --------------   -----------------  --------------------
               Total  Debt Service Accrual Accounts                            10,372,015           9,276,488             7,438,623
               Stockholder capital deposits                                        62,863              56,624                56,624
                                                                            --------------   -----------------  --------------------
                                  Total                                        65,611,462          46,683,227            67,105,682
                                                                            ==============   =================  ====================

3.2  Restricted Cash
The Reserve Accounts are as follow:

               Major Maintenance Reserve Account in US$               3.4 a     2,500,000           2,500,000             5,000,000
               Fixed O&M Reserve Account in US$                       3.4 b     4,800,000           4,800,000             9,600,000
               Debt Service Reserve Account in US$                    3.4 c    11,200,000          11,730,000               730,000
               Super Reserve Account in US$                           3.4 d    45,600,000          18,100,000                     0
               Distribution Account in US$                                              0                   0                     0
                                                                            --------------   -----------------  --------------------
                       Off-shore Reserve Accounts in US$                       64,100,000          37,130,000            15,330,000
               Fixed O&M Reserve Account in Euro                                  243,656             197,262               161,372
               Debt Service Reserve Account in Euro                   3.4 e    18,705,220          16,450,805             1,649,031
                                                                            --------------   -----------------  --------------------
                       Off-shore Reserve Accounts in Euro                      18,948,876          16,648,067             1,810,404
                                                                            --------------   -----------------  --------------------
               Total Reserve Accounts                                          83,048,876          53,778,067            17,140,404
                                                                            ==============   =================  ====================

3.3  Total Cash

               Cash                                                     3.1    65,611,462          46,683,227            67,105,682
               Restricted Cash in Reserve Accounts                      3.2    83,048,876          53,778,067            17,140,404
                                                                            --------------   -----------------  --------------------
                                                                              148,660,339         100,461,294            84,246,086
                                                                            ==============   =================  ====================

3.4  Letters of Credit

Additional liquidity is available, if needed for debt service, from Sponsor (CMS and ABB) Letters of Credit in the following accounts:

                                                                      12/31/03             12/31/02             12/31/01
                                                                 -------------------- -------------------  --------------------
               a. Major Maintenance Reserve Account          US$           2,500,000           2,500,000                     0
               b. Fixed O&M Reserve Account                  US$           4,800,000           4,800,000                     0
               c. Debt Service Reserve Account               US$          11,300,000          11,300,000            22,600,000
               d. Super Reserve Account                      US$          39,086,700          47,900,000            36,800,000
               e. Debt Service Reserve Account              Euro          15,000,000          15,000,000            30,000,000

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

4. INVENTORIES
The inventories are detailed as follows for the year ending:

                                                                       12/31/03              12/31/02              12/31/01
                                                                          US$                  US$                   US$
                                                                   ------------------   -------------------   -------------------
                     Stock of Coal                             4.1        24,763,321            22,499,748            23,305,684
                     Stock of Fuel-oil                         4.2         1,638,256             2,078,600             2,988,752
                     Stock of Spare Parts                      4.3        10,940,862            15,081,606             4,952,377
                     Other Stocks (Chemicals, Oils,...)                    1,205,566               954,692               512,445
                                                                   ------------------   -------------------   -------------------
                                                                          38,548,005            40,614,646            31,759,259
                                                                   ==================   ===================   ===================

4.1 The stock of coal represents the value of 397,745 tones existing in the coal storage area plus 184,318 tones in transit to Jorf Lasfar, for a total inventory of 582,063 tones as of December 31, 2003 (606,115 tones total as of December 31, 2002 and 643,042 tones total as of December 31, 2001).

4.2 The stock of fuel oil represents 9,471 m3 existing in the fuel tanks as of December 31, 2003 (12,300 m3 as of December 31, 2002).

4.3 The stock of Spare Parts represents the value of spare parts as of December 31, 2003, that were purchased after the close-out of the Net Investment on December 31, 2000. ($ 15,081,606 as of December 31, 2002).

5. RECEIVABLES

The "Accounts Receivables" as of  December 31, 2003 are detailed as follows:

                                                                   12/31/03              12/31/02              12/31/01
                                                                      US$                  US$                   US$
                                                               ------------------   -------------------   -------------------
                     Account Receivable - ONE              5.1        85,214,510            76,098,673            85,811,099
                     Account Receivable - Others           5.2           271,345                76,097               704,024
                                                               ------------------   -------------------   -------------------
                                                                      85,485,855            76,174,769            86,515,123
                                                               ==================   ===================   ===================

5.1 The account receivable - ONE includes November 2003 and December 2003 invoices
     The account receivable balance as of December 31, 2002 was US$ 76,098,673 (Nov. and Dec. Invoices).

5.2 The other receivables include a) invoices to Valcen Gie (association of Moroccan cement companies) for purchases of fly ash during 4Q 2003 (US$ 71,101), b) accrued interest earned by investment of JLEC's cash balances ($ 67,425), and c) other receivable (US$ 132,819).

6. PREPAYMENTS

The "Prepayments" as of  December 31, 2003 are detailed as follows:

                                                                       12/31/03              12/31/02              12/31/01
                                                                          US$                  US$                   US$
                                                                    -----------------   -------------------   -------------------
                     Prepaid Insurance                                     3,599,349             3,582,404             3,822,746
                     Prepayments for Income Tax                            3,929,580             5,194,869                     0
                     Other Prepayments                                       609,277             1,653,537               653,896
                                                                    -----------------   -------------------   -------------------
                                                                           8,138,206            10,430,810             4,476,641
                                                                    =================   ===================   ===================

7. FIXED ASSETS

The "Fixed Assets" are detailed as follows for year ending:

                                                                          12/31/03              12/31/02              12/31/01
                                                                             US$                  US$                   US$
                                                                      ------------------   -------------------   -------------------
                     Fixed Asset - Gross                                     11,694,954             7,455,511             5,314,528
                     Depreciation                                            -2,516,437            -1,884,137              -260,099
                     Construction in Progress                                   424,902               982,455             1,229,571
                                                                      ------------------   -------------------   -------------------
                                                                              9,603,420             6,553,829             6,284,000
                                                                      ==================   ===================   ===================

8.  V.A.T LIABILITY

The "V.A.T Liability" account represents the net amount of Value Added Tax as shown below:

                                                                             12/31/03           12/31/02              12/31/01
                                                                                US$               US$                   US$
                                                                         ------------------   ----------------   -------------------
                     Value Added Tax received from ONE to be declared            5,179,969          4,805,614             8,415,330
                     Value Added Tax to be paid & declared                      -1,207,918         -1,934,168            -5,337,662
                                                                         ------------------   ----------------   -------------------
                                                                                 3,972,052          2,871,446             3,077,668
                                                                         ==================   ================   ===================

9. OTHER LONG TERM ASSETS

The Other Long Term Assets are as follows:

                                                                                         12/31/03        12/31/02        12/31/01
                                                                                            US$             US$             US$
                                                                                      --------------   -------------   -------------
        Long Term Receivables  Loan                                                       3,372,930       2,754,540      2,016,161
        Long Term Ash Disposal Site                                                       1,389,307       1,913,308              0
        Major Maintenance capitalized during 2001 Unit 1 turbine overhaul outage          7,898,850       7,898,850      7,898,850
        Less: Amortization of Unit 1 Major Maintenance in 2001 and 2002                  -1,598,577        -470,170       -470,170
9.1 Less: Amortization of Unit 1 Major Maintenance in 2003                               -1,036,582      -1,128,407              0
        Less: Adjustments due to changes in methodes                                       -599,070               0              0
        Major Maintenance capitalized during 2003 - Unit 2 turbine overhaul outage       10,529,148               0              0
9.1 Less: Amortization of Unit 2 Major Maintenance in 2003                                 -898,320               0              0
                                                                                      --------------   -------------   ------------
                                                                                         19,057,685      10,968,120      9,444,841
                                                                                      ==============   =============   ============

9.1 Capitalized major maintenance costs are amortized over the estimated useful life of the investment, which for the turbine overhauls is 7 years (84 months).

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

10. ACCOUNTS PAYABLE TO THIRD PARTIES

The "Account Payable to Third Parties" includes the main suppliers of JLEC as of December 31, 2003 and are detailed as follows:

                                                                                         12/31/03         12/31/02        12/31/01
                                                                                            US$              US$             US$
                                                                                       ---------------------------------------------
                                       Billiton (coal supplier)                          2,800,790        4,119,817      16,060,510
                                       Anglo (coal supplier)                             6,320,391        2,245,218       5,281,412
                                       RAG Trading (coal supplier)                               0        4,499,958               0
                                       Glencore (coal supplier)                         20,030,571        2,187,744               0
                                       BULK (coal supplier)                              4,470,349                0               0
                                       Total (coal supplier)                                     0                0       2,267,178
                                       Alstom Power                                      1,507,931        2,845,357       2,607,834
                                       ONE - Rebate                                      4,139,908        2,767,010       3,547,774
                                       Other suppliers                                   8,581,419        6,832,615       4,999,250
                                                                                       ---------------------------------------------
                                                    Total                               47,851,359       25,497,718      34,763,957
                                                                                       =============================================


11. RELATED PARTY TRANSACTIONS

During the year 2003, JLEC has booked a number of related parties transactions as follows:

                              -----------------------------------------------------------------------------------------------------
                                ABB                   ABB                CMS          CMS              CMS              Total
                                EV                   MAROC              MOPCO        MOPCO          RD & GEN
Currencies                      US$                   MAD                MAD          MAD              US$               US$
Acc. Payable 12/31/02           105,764             125,880          -1,452,394      46,253,345       82,686

2003:
Management Fees                                                      32,938,795
Incentive Accrual                                                                    29,320,319
Other                           214,644             237,916           3,582,315

Total Payments 2003             230,400             363,796          30,311,126      46,253,688       82,686
Acc. Payable                     90,007                   0           4,757,590      29,319,976            0
Acc. Pay. in US$                 90,007                   0             542,101       3,340,851            0            3,972,960

                                Jorf Lasfar     Jorf Lasfar                 Tre Kronor
     Common Stock               Energiaktie-   Power Energy   Jorf Lasfar  Investment   AB Cythere 61   AB Cythere 63
                                   bolag           AB         Handelsbolag     AB                                          Total
Currencies                          MAD            MAD            MAD          MAD          MAD             MAD             MAD
Acc. Payable 12/31/02            220,166,565   202,553,239    17,613,325   39,682,115    2,164,464      950,199,532    1,432,379,240
Dividend Payable Oct 30, 2003    151,250,000   139,150,000    12,100,000   12,100,000      660,000      289,740,000      605,000,000
Total Payments 2003              156,487,853   143,968,825    12,519,028    8,343,124      455,079      199,779,902      521,553,812
Acc. Payable                     214,928,711   197,734,415    17,194,297   43,438,991    2,369,384    1,040,159,631    1,515,825,428
B/S FX Rate MAD/USD                    8.776         8.776         8.776        8.776        8.776            8.776            8.776
Acc. Pay. in US$                  24,489,951    22,530,755     1,959,196    4,949,635      269,978      118,520,502      172,720,019



Preferred Stock & Convertible              Jorf Lasfar   Jorf Lasfar                Tre Kronor    AB           AB
       Securities                          Energiaktie-  Power Energy  Jorf Lasfar  Investment   Cythere 61   Cythere 63   Total
                                              bolag          AB         Handelsbolag     AB
Currencies                                     MAD           MAD          MAD          MAD         MAD         MAD          MAD
Preferred Stock Dividend payable                   0             0            0             0    226,840   99,666,957    99,893,797
Convertible Securities Interest payable   52,028,019    47,865,778    4,162,242     4,162,242          0            0   108,218,281
Total Payments 2003                       52,028,019    47,865,778    4,162,242     4,162,242    226,840   99,666,957   208,112,078
Acc. Payable                                       0             0            0             0          0            0             0
B/S FX Rate MAD/USD                            8.776         8.776        8.776         8.776      8.776        8.776         8.776
Acc. Pay. in US$                                   0             0            0             0          0            0             0


                                                                                                                        -----------
                                                     Total Accounts Payable to Related Parties                          176,692,979

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


11. RELATED PARTY TRANSACTIONS (CONTINUED)

During 2002, related party transactions consisted of the following:

                                        ABB            ABB          CMS               CMS                CMS          Total
                                         EV           MAROC        MOPCO             MOPCO             RD & GEN
Currencies                              US$            MAD          MAD               MAD                US$           US$
Acc. Payable 12/31/01                 137,581         78,576      7,726,314        44,598,493         76,753
Management Fees                                                  35,654,033
Incentive Accrual                                                                  46,253,517
Other                                 207,059        778,086      6,139,521                          114,510
Total Payments 2002                   238,876        730,782     38,693,220        44,598,665        108,577
Acc. Payable 12/31/02                 105,764        125,880      1,452,394        46,253,345         82,686
Acc. Pay. in US$ 12/31/02             105,764         12,345        142,433         4,535,976         82,686         4,594,337


                                Jorf Lasfar    Jorf Lasfar                 Tre Kronor
     Common Stock               Energiaktie-   Power Energy   Jorf Lasfar  Investment   AB Cythere 61   AB Cythere 63      Total
                                   bolag           AB         Handelsbolag     AB
Currencies                          MAD            MAD            MAD         MAD           MAD             MAD             MAD
Acc. Payable 12/31/01            202,826,993  186,600,834     16,226,160   16,226,160      885,063   388,542,764      811,307,973
Dividend Payable Oct 29, 2002    495,000,000  455,400,000     39,600,000   39,600,000    2,160,000   948,240,000    1,980,000,000
Total Payments 2002              477,660,429  439,447,594     38,212,834   16,144,045      880,600   386,583,232    1,358,928,734
Acc. Payable 12/31/02            220,166,565  202,553,239     17,613,325   39,682,115    2,164,464   950,199,532    1,432,379,240
B/S FX Rate MAD/USD                   10.197       10.197         10.197       10.197       10.197        10.197           10.197
Acc. Pay. in US$ 12/31/02         21,591,308   19,864,003      1,727,305    3,891,548      212,265    93,184,224      140,470,652

   Preferred Stock &        Jorf Lasfar   Jorf Lasfar                    Tre Kronor
Convertible Securities      Energiaktie-  Power Energy    Jorf Lasfar    Investment    AB Cythere 61   AB Cythere 63      Total
                               bolag           AB         Handelsbolag       AB
Currencies                      MAD            MAD             MAD           MAD            MAD             MAD            MAD
Preferred Stock
Dividend payable                    0              0              0           0          261,774       115,016,078      115,277,852
Convertible Securities
Interest payable            63,882,171     58,771,597      5,110,574     5,110,574         16,749        7,359,167      140,250,832
Total Payments 2002         63,882,171     58,771,597      5,110,574     5,110,574        278,523      122,375,245      255,528,684
Acc. Payable 12/31/02                0              0              0             0              0                0                0
B/S FX Rate MAD/USD             10.197         10.197         10.197        10.197         10.197           10.197           10.197
Acc. Pay. in US$ 12/31/02            0              0              0             0              0                0                0

                                                     Total Accounts Payable to Related Parties                          145,064,990



During 2001, related party transactions consisted of the following:


                              ABB        ABB          ABB         ABB            CMS           CMS             CMS          Total
                              EV       Secheron     Secheron     MAROC          MOPCO         MOPCO         RD & GEN
Currencies                    US$        DEM          CHF         MAD            MAD           MAD             US$           US$
Acc. Payable 12/31/00         43,545      -             -          -         16,747,904     96,757,074      200,667
Management Fees                                                              35,287,098
Incentive Accrual                                                                           44,314,093
Other                        331,716    375,000      25,200      469,461      5,873,718                     471,870
Total Payments 2001          237,679    375,000      25,200      390,885     38,434,970     96,472,673      595,784
Acc. Payable 12/31/01        137,581      -             -         78,576      7,726,314     44,598,493       76,753
Acc. Pay. in US$ 12/31/01    137,581      -             -          6,777        666,349      3,846,356       76,753       4,733,816




                                                   Jorf Lasfar     Jorf Lasfar   Tre Kronor    Jorf Lasfar    AB
                                   AB Cythere 63   Energiaktie-   Power Energy   Investment     Handels-    Cythere        Total
                                                      bolag           AB            AB            bolag       61
Currencies                             MAD             MAD           MAD            MAD           MAD         MAD           MAD
Dividend Payable Apr 24, 2001        790,200,000   412,500,000    379,500,000    33,000,000   33,000,000   1,800,000   1,650,000,000
Dividend Payable Oct 29, 2001        650,598,000   339,625,000    312,455,000    27,170,000   27,170,000   1,482,000   1,358,500,000
Total Payments 2001                1,052,255,236   549,298,007    505,354,166    43,943,841   43,943,841   2,396,937   2,197,192,027
Acc. Payable 12/31/01                388,542,764   202,826,993    186,600,834    16,226,160   16,226,160     885,063     811,307,973
B/S FX Rate MAD/USD                        11.60         11.60          11.60         11.60        11.60       11.60           11.60
Acc. Pay. in US$ 12/31/01             33,509,510    17,492,626     16,093,216     1,399,410    1,399,410      76,331      69,970,502

                                                            Total Accounts Payable to Related Parties                     74,704,318


JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

12. TAXES PAYABLE:

The "taxes payable" includes the following items as of December 31, 2003:

                                                                            12/31/03            12/31/02            12/31/01
                                                                              US$                  US$                 US$
                                                                         ---------------     ----------------     --------------
                   Value Added Tax on behalf of foreign suppliers               309,190              299,199            312,044
                   Income Tax 2001                                                    0                    0            186,202
                   Income Tax 2002                                                    0            4,226,098                  0
                   Income Tax 2003                                            5,393,931                    0                  0
                   Withholding Tax                                              260,841              155,281            192,380
                   Payroll Tax                                                  237,358              185,575            182,715
                   Licence Tax                                                1,325,971                    0                  0
                                                                         ---------------     ----------------     --------------
                             Total                                            7,527,291            4,866,153            873,340
                                                                         ===============     ================     ==============


13. CAPACITY CHARGES

13.1 $ Capacity Charges greater than $ DFL Model                             Actual             DFL model
                                                                         ---------------     ----------------
                                                                           $ Capacity           Min Lease
                                                                         ---------------     ----------------
                                                                            Charges             Payments           Difference
                                                                         ---------------     ----------------     --------------
                                                                              CGNC               US GAAP             US GAAP
                                                                         ---------------     ----------------     --------------
                                                                              USD                  USD                 USD
                                                                         ---------------     ----------------     --------------
                   $ Capacity Charges                                       103,690,956          104,516,335           -825,379
                   $ O.N.E Rebate                                            -2,761,910           -2,874,199            112,289
                                                                         ---------------     ----------------     --------------
2003 in USD                                                                 100,929,046          101,642,136           -713,090

$ Capacity Charges greater than $ DFL Model                                                                            -713,090
                                                                                                                       --------

                                                                             Actual             DFL model
                                                                         ---------------     ----------------
13.2 Euro Capacity Charges greater than Euro DFL Model                    Euro Capacity         Min Lease
                                                                         ---------------     ----------------
                                                                            Charges             Payments           Difference
                                                                         ---------------     ----------------     --------------
                                                                              CGNC               US GAAP             US GAAP
                                                                         ---------------     ----------------     --------------
                                                                              Euro                Euro              Euro/USD
                                                                         ---------------     ----------------     --------------
                   Euro Capacity Charges                                    125,149,979          124,917,610            232,369
                   Euro O.N.E Rebate                                         -3,333,492           -3,435,234            101,742
                                                                         ---------------     ----------------     --------------
2003 in Euro                                                                121,816,487          121,482,376            334,111
           B/S FX Rate                                                                                               X 1.263417
                                                                                                                  --------------
Euro Capacity Charges greater than Euro DFL Model in USD                                                                422,122

13.1 $ Capacity Charges greater than $ DFL Model                             Actual             DFL model
                                                                         ---------------     ----------------
                                                                           $ Capacity           Min Lease
                                                                         ---------------     ----------------
                                                                            Charges             Payments           Difference
                                                                         ---------------     ----------------     --------------
                                                                              CGNC               US GAAP             US GAAP
                                                                         ---------------     ----------------     --------------
                                                                              USD                  USD                 USD
                                                                         ---------------     ----------------     --------------
                   $ Capacity Charges                                       152,243,461          148,653,918          3,589,543
                   $ O.N.E Rebate                                            -7,466,514           -6,317,791         -1,148,723
                                                                         ---------------     ----------------     --------------
2002 in USD                                                                 144,776,947          142,336,127          2,440,820

$ Capacity Charges greater than $ DFL Model                                                                           2,440,820
                                                                                                                      ---------

                                                                             Actual             DFL model
                                                                         ---------------     ----------------
13.2 Euro Capacity Charges greater than Euro DFL Model                    Euro Capacity         Min Lease
                                                                         ---------------     ----------------
                                                                            Charges             Payments           Difference
                                                                         ---------------     ----------------     --------------
                                                                              CGNC               US GAAP             US GAAP
                                                                         ---------------     ----------------     --------------
                                                                              Euro                Euro              Euro/USD
                                                                         ---------------     ----------------     --------------
                   Euro Capacity Charges                                    131,283,947          130,150,792          1,133,155
                   Euro O.N.E Rebate                                         -6,438,591           -5,531,409           -907,183
                                                                         ---------------     ----------------     --------------
2002 in Euro                                                                124,845,355          124,619,384            225,971
------------
           B/S  FX Rate                                                                                            X 1.046582
                                                                                                                  --------------
Euro Capacity Charges greater than Euro DFL Model in USD                                                                236,497

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

13. CAPACITY CHARGES (CONTINUED)


13.1 $ Capacity Charges greater than $ DFL Model                             Actual               DFL model
                                                                         ---------------       ----------------
                                                                           $ Capacity             Min Lease
                                                                         ---------------       ----------------
                                                                            Charges               Payments            Difference
                                                                         ---------------       ----------------     ---------------
                                                                              CGNC                 US GAAP             US GAAP
                                                                         ---------------       ----------------     ---------------
                                                                              USD                    USD                 USD
                                                                         ---------------       ----------------     ---------------
                   $ Capacity Charges                                       167,725,226            174,863,943          -7,138,718
                   $ O.N.E Rebate                                            -4,643,978             -1,876,144          -2,767,834
                                                                         ---------------       ----------------     ---------------
2001 in USD                                                                 163,081,248            172,987,799          -9,906,551

$ Capacity Charges greater than $ DFL Model                                                                             -9,906,551
                                                                                                                        ----------

                                                                             Actual               DFL model
                                                                         ---------------       ----------------
13.2 Euro Capacity Charges greater than Euro DFL Model                    Euro Capacity           Min Lease
                                                                         ---------------       ----------------
                                                                            Charges               Payments            Difference
                                                                         ---------------       ----------------     ---------------
                                                                              CGNC                 US GAAP             US GAAP
                                                                         ---------------       ----------------     ---------------
                                                                              Euro                  Euro               Euro/USD
                                                                         ---------------       ----------------     ---------------
                   Euro Capacity Charges                                    114,874,856            117,731,467          -2,856,611
                   Euro O.N.E Rebate                                         -3,180,600             -1,263,161          -1,917,440
                                                                         ---------------       ----------------     ---------------
2001 in Euro                                                                111,694,256            116,468,307          -4,774,051
------------
           B/S  FX Rate                                                                                                  X 0.88504
                                                                                                                    ---------------
Euro Capacity Charges greater than Euro DFL Model in USD                                                                -4,225,210




14. OTHER CURRENT LIABILITIES

The "Other Current Liabilities" as of December 31, 2003 are detailed as follows:

                                                                            12/31/03              12/31/02             12/31/01
                                                                              US$                    US$                 US$
                                                                         ---------------       ----------------     ---------------
                   Accrued Expenses: interest, swaps and fees       14.1      5,904,937              6,072,924          17,293,488
                   Accrued salaries expense                                   1,198,164              1,390,179             986,669
                   Liability for Compensated Absences                           298,523                307,449             108,027
                   Other Liabilities                                            337,780                184,470             218,670
                                                                         ---------------       ----------------     ---------------
                                                                              7,739,404              7,955,022          18,606,854
                                                                         ===============       ================     ===============

14.1 The accrued interests and fee expenses are detailed by loans as follows:

                                                                            12/31/03              12/31/02             12/31/01
                                                                              US$                    US$                 US$
                                                                         ---------------       ----------------     ---------------
                             OPIC                                               728,141                807,914             907,733
                             SACE                                             1,586,760              1,522,740           1,413,325
                             WB                                               1,712,739              1,629,541           1,146,864
                             US EXIM - Exposure Fees                                  0                      0          12,255,922
                             US EXIM                                          1,574,138              1,823,435           1,370,400
                             ERG                                                303,158                289,295             199,245
                                                                         ---------------       ----------------     ---------------
                                                                              5,904,937              6,072,924          17,293,488
                                                                         ===============       ================     ===============

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

15. LONG TERM LOANS

Long term loans are detailed as follows as of December 31, 2003:

                                                               Interest                           Reimbursement
                Borrowing                    Principal     ---------------      Interest   --------------------------
Loan              Date        Currency         Amount      Type     Rate        Payment       Maturity    Periodicity
----            ---------     --------       ---------     ----     ----        -------       --------    -----------

US EXIM          9/12/02        US$         181,363,762    Fixed   7.2000%     Quarterly   Feb. 15, 2013   Quarterly
OPIC Note A     11/25/97        US$          46,635,417    Fixed   10.2300%    Quarterly   Feb. 15, 2013   Quarterly
OPIC Note B     02/11/98        US$          10,175,000    Fixed   9.9200%     Quarterly   Feb. 15, 2013   Quarterly
                                            -----------
                                             56,810,417
                                            -----------
                Total L.T  loan in US$      238,174,179
                                            -----------
                Current part in USD          25,748,560
                                            -----------
                Non-Current part in USD     212,425,619
                                            -----------



                                                               Interest                           Reimbursement
                Borrowing                    Principal     ---------------      Interest   --------------------------
Loan               Date       Currency         Amount      Type      Rate        Payment       Maturity    Periodicity
----            ---------     --------       ---------     ----      ----        -------       --------    -----------


SACE             11/17/03       Euro         179,332,929   Fixed     5.7300%     Quarterly   Feb. 15, 2013  Quarterly
ERG              11/17/03       Euro          23,045,939   Variable  4.16888%    Quarterly   Feb. 15, 2013  Quarterly
World Bank       11/17/03       Euro         123,359,818   Variable  3.9189%     Quarterly   Feb. 15, 2013  Quarterly
                                             -----------
                Total L.T  loan in Euro      325,738,687
                                             -----------
                B/S FX Rate Euro/USD             1.26342
                                             -----------
                Total L.T  loan in USD       411,543,784
                                             -----------
                Current part in USD           44,491,219
                                             -----------
                Non-Current part in USD      367,052,565
                                             -----------


Total principal repayments for the next five years are detailed below. Forecasts of interest payments, interest-rate swap payments and guarantee fees are also shown below. For further information regarding swaps, see Note 20.

                                                                                         Remaining       Remaining      Remaining
                Principal      Principal      Principal      Principal      Principal     Interest          Swap         Guarantee
              Repayment in   Repayment in   Repayment in   Repayment in   Repayment in    Payments        Payments         Fees
                  2004           2005           2006           2007           2008       2004-2013       2004-2013       2004-2013

In USD
US EXIM         19,606,893    19,606,893     19,606,893      19,606,893    19,606,893    62,017,946              0              0
OPIC A           5,041,667     5,041,666      5,041,666       5,041,666     5,041,666    22,657,888              0              0
OPIC B           1,100,000     1,100,000      1,100,000       1,100,000     1,100,000     4,793,735              0              0
Total in USD    25,748,560    25,748,559     25,748,559      25,748,559    25,748,559    89,469,569              0              0


In Euro

SACE            19,387,344    19,387,344     19,387,344      19,387,344    19,387,344    49,481,105              0              0
ERG              2,491,452     2,491,452      2,491,452       2,491,452     2,491,452     4,730,553      4,774,063              0
WB              13,336,197    13,336,197     13,336,197      13,336,197    13,336,197    22,600,374     25,202,063      5,472,842
Total in Euro   35,214,993    35,214,993     35,214,993      35,214,993    35,214,993    76,812,032     29,976,126      5,472,842
B/S FX Rate
Euro/USD           1.26342       1.26342        1.26342         1.26342       1.26342       1.26342        1.26342        1.26342
Total in USD    44,491,219    44,491,219     44,491,219      44,491,219    44,491,219    97,045,624     37,872,347      6,914,481

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


15.  LONG TERM LOANS (CONTINUED)

Long term loans are detailed as follows as of  December 31, 2002:


                                                               Interest                           Reimbursement
                Borrowing                   Principal      ----------------    Interest    ---------------------------
Loan              Date      Currency         Amount        Type       Rate      Payment       Maturity     Periodicity

US EXIM           9/12/02      US$          200,971,655    Fixed      7.2%     Quarterly   Feb. 15, 2013   Quarterly
OPIC Note A      11/25/97      US$           51,677,083    Fixed     10.23%    Quarterly   Feb. 15, 2013   Quarterly
OPIC Note B      02/11/98      US$           11,275,000    Fixed      9.92%    Quarterly   Feb. 15, 2013   Quarterly
                                           -----------
                                            62,952,083
                                           -----------
                Total L.T  loan in US$     263,923,738
                                           -----------
                Current part in USD         25,748,560
                                           -----------
                Non-Current part in USD    238,175,178
                                           -----------


                                                               Interest                           Reimbursement
                Borrowing                   Principal      ----------------    Interest    ---------------------------
Loan              Date      Currency         Amount        Type       Rate      Payment       Maturity     Periodicity

SACE            11/15/02      Euro        198,720,273    Fixed       5.73%     Quarterly   Feb. 15, 2013    Quarterly
ERG             11/15/02      Euro         25,537,392    Variable    5.14%     Quarterly   Feb. 15, 2013    Quarterly
World Bank      11/15/02      Euro        136,696,015    Variable    4.89%     Quarterly   Feb. 15, 2013    Quarterly
                                          -----------
                Total L.T  loan in Euro   360,953,680
                                          -----------
                B/S FX Rate Euro/USD          1.04658
                                          -----------
                Total L.T  loan in USD    377,767,743
                                          -----------
                Current part in USD        36,855,389
                                          -----------
                Non-Current part in USD   340,912,354
                                          -----------


Total principal repayments for the next five years are detailed below. Forecasts of interest payments, interest-rate swap payments and guarantee fees are also shown below. For further information regarding swaps, see Note 20.



                                                                                           Remaining    Remaining     Remaining
                 Principal     Principal     Principal      Principal      Principal        Interest       Swap       Guarantee
               Repayment in  Repayment in   Repayment in   Repayment in   Repayment in      Payments     Payments        Fees
                   2003          2004           2005           2006           2007         2003-2013    2003-2013     2003-2013

In USD
US EXIM         19,606,893    19,606,893     19,606,893    19,606,893     19,606,893       76,033,383            0            0
OPIC A           5,041,667     5,041,666      5,041,666     5,041,666      5,041,666       27,754,052            0            0
OPIC B           1,100,000     1,100,000      1,100,000     1,100,000      1,100,000        5,871,955            0            0
Total in USD    25,748,560    25,748,559     25,748,559    25,748,559     25,748,559      109,659,390            0            0

In Euro
SACE            19,387,344    19,387,344     19,387,344    19,387,344     19,387,344       60,663,342            0            0
ERG              2,491,452     2,491,452      2,491,452     2,491,452      2,491,452        7,093,552    4,535,473            0
WB              13,336,197    13,336,197     13,336,197    13,336,197     13,336,197       36,148,188   23,844,995    6,757,469
Total in Euro   35,214,993    35,214,993     35,214,993    35,214,993     35,214,993      103,905,082   28,380,468    6,757,469
B/S FX Rate
Euro/USD           1.04658       1.04658        1.04658       1.04658        1.04658          1.04658      1.04658      1.04658
Total in USD    36,855,389    36,855,389     36,855,389    36,855,389     36,855,389      108,745,223   29,702,496    7,072,248

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


15. LONG TERM LOANS (CONTINUED)

Long term loans are detailed as follows as of December 31, 2001:



                 Drawdown                 Drawdown         Interest           Interest    Reimbursement
    Loan           Date      Currency      Amount       Type       Rate       Payment       Maturity       Periodicity
US EXIM         11/15/2001     US$      207,446,204    Variable    4.14%     Quarterly    Feb. 15, 2013     Quarterly
OPIC Note A      11/25/97      US$       56,718,750     Fixed     10.48%     Quarterly    Feb. 15, 2013     Quarterly
OPIC Note B      02/11/98      US$       12,375,000     Fixed     10.17%     Quarterly    Feb. 15, 2013     Quarterly
                                         69,093,750
            Total L.T loan in US$       276,539,954
            Current part in USD          24,873,137
            Non-Current part in USD     251,666,817




                 Drawdown                 Drawdown           Interest         Interest    Reimbursement
    Loan           Date      Currency      Amount         Type      Rate      Payment       Maturity       Periodicity
SACE            11/15/2001     Euro     218,107,617       Fixed     5.73%    Quarterly    Feb. 15, 2013     Quarterly
ERG             11/15/2001     Euro      28,028,845     Variable    5.34%    Quarterly    Feb. 15, 2013     Quarterly
World Bank      11/15/2001     Euro     150,032,211     Variable    5.09%    Quarterly    Feb. 15, 2013     Quarterly


            Total L.T loan in Euro      396,168,673
            B/S FX Rate Euro/USD              0.885
            Total L.T loan in USD       350,623,797
            Current part in USD          31,166,559
            Non-Current part in USD     319,457,237



Total principal repayments for the next five years are detailed below. Forecast interest payments, interest-rate swap payments and guarantee fees are also shown below. For further information regarding swaps, see Note 20.




                    Principal    Principal     Principal      Principal      Principal       Remaining     Remaining     Remaining
                  Repayment in  Repayment in   Repayment in   Repayment in   Repayment in    Interest        Swap        Guarantee
                      2002          2003          2004            2005          2006         Payments      Payments        Fees
                                                                                             2002-2013     2002-2013     2002-2013
In USD
US EXIM           18,731,470   19,606,893      19,606,893      19,606,893    19,606,893     87,235,810             0     1,176,315
OPIC A             5,041,667    5,041,666       5,041,666       5,041,666     5,041,666     33,499,497             0             0
OPIC B             1,100,000    1,100,000       1,100,000       1,100,000     1,100,000      7,088,426             0             0
Total in USD      24,873,137   25,748,559      25,748,559      25,748,559    25,748,559    127,823,733             0     1,176,315
In Euro
SACE              19,387,344   19,387,344      19,387,344      19,387,344    19,387,344     72,907,871             0             0
ERG                2,491,452    2,491,452       2,491,452       2,491,452     2,491,452      8,830,924     4,982,063             0
WB                13,336,197   13,336,197      13,336,197      13,336,197    13,336,197     45,081,853    25,824,728     8,173,329
Total in Euro     35,214,993   35,214,993      35,214,993      35,214,993    35,214,993    126,820,648    30,806,791     8,173,329
B/S FX Rate
USD/Euro             0.88504      0.88504         0.88504         0.88504       0.88504        0.88504       0.88504       0.88504
Total in USD      31,166,559   31,166,559      31,166,559      31,166,559    31,166,559    112,240,922    27,265,139     7,233,696



JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

15. LONG TERM LOANS (CONTINUED)

PLEADGE OF STOCK AND OTHER ASSETS
As security for the repayment of the loans, and the payment of all related interest, fees and swap obligations, JLEC and its stockholders have entered into various pledge agreements with Deutsche Bank Trust Company Americas, as Offshore Collateral Agent, and with Banque Marocaine pour le Commerce et l'Industrie, as Onshore Collateral Agent, for the benefit of such lenders and other secured parties. Such security shall continue in effect until the repayment in full of all outstanding principal amounts and the payment in full of all related interest, fee and swap obligations, which is scheduled to occur in February of 2013. The principle pledge agreements are:

1. The Stockholder Pledge and Security Agreements, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Offshore Collateral Agent.
2. The Security and Assignment Agreement, in which JLEC assigns to the Offshore Collateral Agent a security interest in all of JLEC's rights, title and interest in the following collateral, among others:
  a. all of JLEC's contractual rights,
  b. all rents, profits, income and revenues derived by JLEC from its ownership of the Project,
  c. all cash deposits and other assets in any of JLEC's accounts with financial institutions,
  d. all permits, licenses and other governmental authorizations obtained by JLEC in connection with its ownership of the Project,
  e. all of JLEC's insurance policies and related claims and proceeds, and
  f. all personal property and inventories of JLEC.
3. The Agreement for Pledge of Shares, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Onshore Collateral Agent, and assigns to the Onshore Collateral Agent the direct payment by JLEC of all dividends and other stockholder distributions if and whenever a Default has occurred and is continuing.
4. The General Delegation of Contract Claims, in which JLEC assigns to the Onshore Collateral Agent the direct payment of any and all contract claims due to JLEC if and whenever a Default has occurred and is continuing.
5. The Pledge over General Operating Accounts, in which JLEC pledges to the Onshore Collateral Agent any and all monies in JLEC's accounts with the Onshore Collateral Agent.
6. The Master Agreement for Assignment of Accounts Receivable as Security, in which JLEC assigns to the Onshore Collateral Agent a security interest in all of the accounts receivable payable by ONE to JLEC under the Power Purchase Agreement.

COVENANTS
The covenants on the loans also place restrictions on JLEC's payment of dividends and other distributions to JLEC's stockholders.

Specifically, JLEC may not:
        1.  Pay any dividends to its stockholders, or
        2. Make any distribution, payment or delivery of property or cash to its stockholders, or
        3. Redeem, retire, purchase or otherwise acquire any shares of its capital stock, or
        4. Purchase or redeem any subordinated debt except, on quarterly repayment dates and only then after first satisfying all debt service obligations and satisfying all of the following conditions, among others:
a.  No default shall have occurred,
b. The cash balance in all JLEC reserve and accrual accounts shall equal or exceed required levels,
c. JLEC's actual debt service coverage ratios for the current quarter and preceding four quarters have all been greater than 1.3, and
d. JLEC's forecasted debt service coverage ratios for the next succeeding two quarters are greater than 1.3 JLEC has complied with these covenants since May 2001, when the loans began to be repaid.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

16. STOCKHOLDERS' EQUITY


The composition of Stockholders' Equity as of  December 31, 2003 was:

16.1 COMMON STOCK

                                                        Common Stock
                                        ---------------------------------------------
                                            Number        Par value         Par value
Stockholders                               of Shares        Dirham          US Dollar
-----------------------                 ---------------------------------------------
AB Cythere 63, Sweden..................        2,634          263,400         27,668
Jorf Lasfar Energiaktiebolag, Sweden...        1,375          137,500         14,443
Jorf Lasfar Power Energy AB, Sweden....        1,265          126,500         13,288
Tre Kronor Investment AB, Sweden.......          110           11,000          1,155
Jorf Lasfar Handelsbolag, Sweden.......          110           11,000          1,155
AB Cythere 61, Sweden                              6              600             63
                                        ---------------------------------------------
                 Total                         5,500          550,000         57,773


16.2 CONVERTIBLE STOCKHOLDERS' SECURITIES

On December 11, 2000, the JLEC stockholders purchased 100% of all Company Loan Notes for $387,355,000, and amended the Company Loan Agreement to make such stockholder securities convertible into Preferred Stock or Common Stock. On January 1, 2001, the convertible securities (Company Loan Principal) held by AB Cythere 61 and AB Cythere 63 were converted into Preferred Stock as shown below on Note 16.3. Such conversions shall be made into a fixed number of JLEC shares as listed below:



                                          ----------------------------------------------
                                             Number          Par value       Par value
Stockholders                               of Shares           Dirham        US Dollar
----------------------                    ----------------------------------------------
AB Cythere 63, Sweden...................              0                0              0
Jorf Lasfar Energiaktiebolag, Sweden....     10,537,024    1,053,702,400     96,838,750
Jorf Lasfar Power Energy AB, Sweden.....      9,694,062      969,406,200     89,091,650
Tre Kronor Investment AB, Sweden........        842,962       84,296,200      7,747,100
Jorf Lasfar Handelsbolag, Sweden........        842,962       84,296,200      7,747,100
AB Cythere 61, Sweden...................              0                0              0
                                          ----------------------------------------------
                 Total                       21,917,010    2,191,701,000    201,424,600


Under the terms of the amended Company Loan Agreement summarized below, these convertible securities constitute an hybrid instrument which are delt with in accordance with the substance of the transaction, i.e. as a Preferred Stock equivalent:

(a) Expression of the Loan in MAD
The outstanding USD 201,424,600 principal amount is expressed as MAD 2,191,701,000 for the purpose of computing interest and principal payments due under this Agreement. However, interest and principal payments will be paid to the stockholders in USD, provided that the Company is not responsible for any losses realized by the stockholders resulting from the depreciation of the value of the MAD relative to the USD.
(b) Repayment or conversion into Stock
Under the terms of the amended Agreement:
- the Security may only be repaid, in whole or in part, at the Company's option;
- the part of the Security principal held by other Company Lenders listed above may be converted into Common Stock at any time, using the same conversion ratio used for the conversion of the parts of AB Cythere 61 and AB Cythere 63;
- the shares of Preferred Stock issued to AB Cythere 61 and AB Cythere 63 may be converted into Common Stock. In this case, all outstanding Security principal held by other Company Lenders will be mandatorily converted into Common Stock at the same conversion ratio.
(c) Interest payment and accruals as Retained Earning
In accordance with Amendment N(degree).2, the Company will pay interest on the unpaid principal amount once per year, at the interest rate per annum equal to the greater of (1) the Moroccan maximum deductible rate, and (2) 4.00%. The applicable interest rate for 2003 is 4.00%. Accruals for such interest payments are reported as part of the Retained Earning allocation in Note 16.4, and are not expensed.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


16.3 PREFERRED STOCK

In accordance with Section 3.01 par.(b) of the amended Company Loan Agreement (see note 16.2 above), the Company as converted on January 1, 2001, all outstanding Company Loan principal held by AB Cythere 61 and AB Cythere 63, at the conversion ratio of one (1) share of Preferred Stock for each one hundred
(100) MAD of such Company Loan principal converted into Preferred Stock, as follows:





                                                                                  Preferred Stock
                                                               -------------------------------------------------
                                                                     Number        Par value        Par value
              Stockholders                                          of Shares        Dirham         US Dollar
              --------------------------------------------     -------------------------------------------------

              AB Cythere 63, Sweden.......................          20,185,145   2,018,514,500      185,508,183
              Jorf Lasfar Energiaktiebolag, Sweden .......                   0               0                0
              Jorf Lasfar Power Energy AB, Sweden.........                   0               0                0
              Tre Kronor Investment AB, Sweden............                   0               0                0
              Jorf Lasfar Handelsbolag, Sweden............                   0               0                0
              AB Cythere 61, Sweden.......................              45,941       4,594,100          422,217
                                                               -------------------------------------------------
                             Total                                  20,231,086   2,023,108,600      185,930,400



Such shares are non-participating voting shares of convertible Preferred Stock of the Company, and:
- are convertible at any moment into shares of Common Stock;
- give right to the collection of a minimum priority dividend, at least equal to 4% of the aggregate par value of the preferred shares,
- do not participate in the distribution of the remaining balance of Retained Earning, which is divided among the shares of Common Stock as shown in Note 16.4.


16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS

                                                                                                           US$
                                                                                                   ----------------
    2003
    ----

              Retained Earnings as of December 31, 2002                                                113,030,506
              Retained Earnings increase during 2003                                                   119,850,319
              Retained Earnings decrease during 2003
                      Convertible Securities interest payable as of January 1, 2003                    -10,612,757
                                       108,218,281 Dirhams
                                           10.1970 Dirhams per US Dollar

                      Preferred Stock Dividend payable as of January 1, 2003                            -9,796,391
                                        99,893,797 Dirhams
                                           10.1970 Dirhams per US Dollar

                      Common Stock Dividend payable as of October 30, 2003                             -64,972,722
                                             5,500 Common Stock Shares
                                           110,000 Dirhams per share
                                       605,000,000 Dirhams
                                            9.3116 Dirhams per US Dollar on October 30, 2003

                                                                                                   ----------------
              Total Retained Earnings                                                                  147,498,955



The Retained Earnings are allocated among the stockholders as follows:


                                                                                                          Common
                                                Convertible Securities            Preferred Stock         Stock         Total
                                          ---------------------------------------------------------------------------------------
Stockholders                                  Dirhams        US Dollars       Dirhams      US Dollars   US Dollars    US Dollars
----------------------------------------- ---------------------------------------------------------------------------------------
AB Cythere 63, Sweden....................             0               0      81,861,977     9,327,725   61,310,884    70,638,608

Jorf Lasfar Energiaktiebolag, Sweden.....    42,733,486       4,869,247               0             0   32,005,492    36,874,739

Jorf Lasfar Power Energy AB, Sweden......    39,314,807       4,479,707               0             0   29,445,052    33,924,760

Tre Kronor Investment AB, Sweden.........     3,418,679         389,540               0             0    2,560,439     2,949,979

Jorf Lasfar Handelsbolag, Sweden.........     3,418,679         389,540               0             0    2,560,439     2,949,979

AB Cythere 61, Sweden....................             0               0         186,316        21,230      139,660       160,890
                                          ---------------------------------------------------------------------------------------
         Total                               88,885,652      10,128,034      82,048,293     9,348,954  128,021,967   147,498,955



The allocations for Convertible Securities (88,885,652 Dirhams) and Preferred Stock (82,048,293 Dirhams) are payable as of January 1, 2004, and are scheduled for payment on May 17, 2004.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS (CONTINUED)

    2002                                                                                                         US$
    ----                                                                                                   --------------

              Retained Earnings as of December 31, 2001                                                       187,671,644
              Retained Earnings increase during 2002                                                          132,287,908
              Retained Earnings decrease during 2002:
                             Convertible Securities interest payable as of January 1, 2002                    -12,095,803
                                                  140,250,832 Dirhams
                                                      11.5950 Dirhams per US Dollar

                             Preferred Stock Dividend payable as of January 1, 2002                            -9,942,031
                                                  115,277,852 Dirhams
                                                      11.5950 Dirhams per US Dollar

                             Common Stock Dividend payable as of October 29, 2002                            -184,891,213
                                                        5,500 Common Stock Shares
                                                      360,000 Dirhams per share
                                                1,980,000,000 Dirhams
                                                      10.7090 Dirhams per US Dollar on October 29, 2002

                                                                                                           --------------
              Total Retained Earnings                                                                         113,030,506

The Retained Earnings are allocated among the shareholders as follows:

                                                                                                            Common
                                              Convertible Securities           Preferred Stock               Stock         Total
                                          ------------------------------------------------------------------------------------------
Shareholders                                 Dirhams       US Dollars      Dirhams        US Dollars       US Dollars    US Dollars
------------------------------------------------------------------------------------------------------------------------------------

AB Cythere 63, Sweden....................            0              0     99,666,957       9,774,145       44,357,210     54,131,355

Jorf Lasfar Energiaktiebolag, Sweden.....   52,028,019      5,102,287              0               0       23,155,340     28,257,626

Jorf Lasfar Power Energy AB, Sweden......   47,865,778      4,694,104              0               0       21,302,912     25,997,016

Tre Kronor Investment AB, Sweden.........    4,162,242        408,183              0               0        1,852,427      2,260,610

Jorf Lasfar Handelsbolag, Sweden.........    4,162,242        408,183              0               0        1,852,427      2,260,610

AB Cythere 61, Sweden                                0              0        226,840          22,246          101,041        123,287
                                          ------------------------------------------------------------------------------------------
              Total                        108,218,281     10,612,757     99,893,797       9,796,391       92,621,358    113,030,506




    2001                                                                                                        USD
    ----                                                                                                   --------------

              Retained Earnings as of December 31, 2000                                                       296,408,600
              Retained Earnings increase during 2001                                                          161,385,686
              Retained Earnings decrease during 2001
                             Common Stock dividend declared payable on April 24, 2001                        -151,362,260
                                                        5,500 Common Stock Shares
                                                      300,000 Dirhams per share
                                                1,650,000,000 Dirhams
                                                      10.9010 Dirhams per US Dollar on April 24, 2001

                             Common Stock dividend declared payable on October 29, 2001                      -118,760,381
                                                        5,500 Common Stock Shares
                                                      247,000 Dirhams per share
                                                1,358,500,000 Dirhams
                                                      11.4390 Dirhams per US Dollar on October 29, 2001

                                                                                                           --------------
              Total Retained Earnings                                                                         187,671,644

The Retained Earnings are allocated among the shareholders as follows:

                                                                                                          Common
                                            Convertible Securities              Preferred Stock             Stock          Total
                                         -------------------------------------------------------------------------------------------
Shareholders                               Dirhams         US Dollars      Dirhams        US Dollars      US Dollars      US Dollars
------------------------------------------------------------------------------------------------------------------------------------

AB Cythere 63, Sweden..................     7,359,167        634,685     115,016,078       9,919,455      79,323,538      89,877,677

Jorf Lasfar Energiaktiebolag, Sweden...    63,882,171      5,509,458               0               0      41,408,453      46,917,911

Jorf Lasfar Power Energy AB, Sweden....    58,771,597      5,068,702               0               0      38,095,776      43,164,478

Tre Kronor Investment AB, Sweden.......     5,110,574        440,757               0               0       3,312,676       3,753,433

Jorf Lasfar Handelsbolag, Sweden.......     5,110,574        440,757               0               0       3,312,676       3,753,433

AB Cythere 61, Sweden..................        16,749          1,445         261,774          22,576         180,691         204,712
                                         -------------------------------------------------------------------------------------------
              Total                       140,250,833     12,095,803     115,277,852       9,942,031     165,633,810     187,671,644

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

17.  DIRECT FINANCING LEASE - (D.F.L)

As explained in Note 2b, JLEC is using the Direct Financing Lease methodology. Specific accounts were created to reflect this method. These accounts are detailed below.


Direct Financing Lease - (D.F.L) as of December 31, 2003


17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2003

                                                                               US$                 Euro
                                                                         ----------------    ------------------
                                                                            Units 1 to 4          Units 1 to 4
                                                                         ----------------    ------------------
            Total Minimum Lease Payments                                   1,283,596,155           956,285,785
            Minimum Lease Payments for 2003                                 -101,642,136          -121,482,375
                                                                         ---------------     -----------------
            Total of Future Minimum Lease Payments                         1,181,954,019           834,803,410
                                                                                                    X 1.263417
                                                                         ---------------     -----------------
            Total of Future Minimum Lease Payments in US$       17.3       1,181,954,019         1,054,704,794
                                                                           =============         =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                               US$                 Euro
                                                                         ----------------    ----------------
                 Year                                                       Units 1 to 4        Units 1 to 4
            ---------------                                              ----------------    ----------------
                 2004                                                        116,664,592         116,635,941
                 2005                                                        116,371,118         107,167,144
                 2006                                                        108,749,430          92,362,540
                 2007                                                         96,617,923          85,060,254
                 2008                                                        104,467,842          84,500,888


17.2 UNEARNED INCOME AS OF DECEMBER 31, 2003

                                                                      US$                Euro
                                                                ----------------   ----------------
                                                                   Units 1 to 4       Units 1 to 4
                                                                ----------------   ----------------
            Total Unearned Income                                   587,282,368        568,767,180
                                                                                                               ----------------
            Lease Revenue 2003                                      -81,792,828        -91,756,966 X 1.14035        104,635,053
                                                                ---------------    ---------------             ----------------
                                                                    505,489,540        477,010,214
                                                                                        X 1.263417
                                                                ---------------    ---------------
            Total Remaining Unearned Income in US$       17.3       505,489,540        602,662,799
                                                                    ===========        ===========

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                                US$                 Euro
                                                                         ----------------    ----------------
                 Year                                                       Units 1 to 4        Units 1 to 4
            ---------------                                              ----------------    ----------------
                 2004                                                         78,203,985          84,230,456
                 2005                                                         73,392,008          76,117,547
                 2006                                                         68,172,214          69,587,224
                 2007                                                         64,172,868          64,534,124
                 2008                                                         59,591,568          58,711,491


17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2003

                                                                               US$                Euro
                                                                         ----------------   ----------------
                                                                            Units 1 to 4       Units 1 to 4
                                                                         ----------------   ----------------

            Total of Future Minimum Lease Payments in US$          17.1    1,181,954,019      1,054,704,794
            Total Remaining Unearned Income in US$                 17.2     -505,489,540       -602,662,799
                                                                          --------------    ---------------
            Net investment in direct financing leases in US$                 676,464,479        452,041,995
                                                                             ===========        ===========

            Current part in US$                                               38,460,607         40,941,639
            Non-Current part in US$                                          638,003,872        411,100,356

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


Direct Financing Lease - (D.F.L) as of December 31, 2002


17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2002

                                                                               US$                 Euro
                                                                         ----------------   -----------------
                                                                            Units 1 to 4        Units 1 to 4
                                                                         ----------------   -----------------
            Total Minimum Lease Payments                                   1,426,008,468       1,081,037,348
            Minimum Lease Payments for 2002                                 -142,336,127        -124,619,384
                                                                         ---------------    ----------------
            Total of Future Minimum Lease Payments                         1,283,672,341         956,417,964
                                                                           -------------         -----------
                                                                                                  X 1.046582
                                                                         ---------------    ----------------
            Total of Future Minimum Lease Payments in US$         17.3     1,283,672,341       1,000,970,139
                                                                           =============       =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                               US$                Euro
                                                                         ----------------   ----------------
                 Year                                                       Units 1 to 4       Units 1 to 4
            ---------------                                              ----------------   ----------------
                 2003                                                        101,642,136        121,482,376
                 2004                                                        116,664,592        116,635,941
                 2005                                                        116,371,118        107,167,144
                 2006                                                        106,872,046         90,768,049
                 2007                                                         96,617,923         85,060,254


17.2 UNEARNED INCOME AS OF DECEMBER 31, 2002

                                                                       US$                 Euro
                                                                 ----------------   -----------------
                                                                    Units 1 to 4        Units 1 to 4
                                                                 ----------------   -----------------
            Total Unearned Income                                    673,381,447         668,603,895
                                                                                                                 ----------------
            Lease Revenue 2002                                       -88,463,713         -99,930,507 X 0.95144         95,077,872
                                                                 ---------------    ----------------             ----------------
                                                                     584,917,734         568,673,388
                                                                     -----------         -----------
                                                                                          X 1.046582
                                                                 ---------------    ----------------
            Total Remaining Unearned Income in US$        17.3       584,917,734         595,163,517
                                                                     ===========         ===========

The Lease Revenue under the US GAAP model for the next five years are as follows:

                                                                               US$                Euro
                                                                         ----------------   ----------------
                 Year                                                       Units 1 to 4        Units 1 to 4
            ---------------                                              ----------------   ----------------
                 2003                                                         81,436,213          91,576,926
                 2004                                                         77,831,811          84,020,822
                 2005                                                         73,012,360          75,871,769
                 2006                                                         67,896,425          69,487,000
                 2007                                                         64,019,517          64,661,480


17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2002

                                                                               US$                Euro
                                                                         ----------------   -----------------
                                                                            Units 1 to 4        Units 1 to 4
                                                                         ----------------   -----------------

Total of Future Minimum Lease Payments in US$                      17.1    1,283,672,341       1,000,970,139
Total Remaining Unearned Income in US$                             17.2     -584,917,734        -595,163,517
                                                                         ---------------    ----------------
Net investment in direct financing leases in US$                             698,754,607         405,806,622
                                                                             ===========         ===========

Current part in US$                                                           20,205,960          31,298,090
Non-Current part in US$                                                      678,548,647         374,508,532

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003


Direct Financing Lease - (D.F.L) as of December 31, 2001


17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2001

                                                                                     US$                Euro
                                                                               ----------------    ----------------
                                                                                  Units 1 to 4         Units 1 to 4
                                                                               ----------------    ----------------
                 Total Minimum Lease Payments                                    1,638,683,000        1,210,483,496
                 Minimum Lease Payments for 2001                                  -172,987,799         -116,468,307
                                                                               ---------------     ----------------
                 Total of Future Minimum Lease Payments                          1,465,695,201        1,094,015,189
                                                                                 -------------        -------------
                                                                                                     X 0.88504
                                                                               ---------------     ----------------
                 Total of Future Minimum Lease Payments in US$      17.3         1,465,695,201          968,243,542
                                                                                 =============          ===========

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                                     US$                 Euro
                                                                               ----------------    ----------------
                      Year                                                        Units 1 to 4        Units 1 to 4
                 ---------------                                               ----------------    ----------------
                      2002                                                         147,453,739         125,654,878
                      2003                                                         108,352,169         125,448,188
                      2004                                                         121,415,209         118,233,920
                      2005                                                         120,444,202         108,413,086
                      2006                                                         109,842,978          91,398,693


17.2 UNEARNED INCOME AS OF DECEMBER 31, 2001

                                                                               US$                Euro
                                                                         ----------------    ----------------
                                                                            Units 1 to 4        Units 1 to 4
                                                                         ----------------    ----------------
                 Total Unearned Income                                       823,653,897         792,223,192
                                                                                                                        ------------
                 Lease Revenue 2001                                         -100,679,205        -105,867,406 X 0.89305    94,544,727
                                                                         ----------------    ----------------           ------------
                                                                             722,974,692         686,355,786
                                                                             -----------         -----------
                                                                                                  91,398,693
                                                                         ----------------    ----------------
                 Total Remaining Unearned Income in US$      17.3            722,974,692         607,450,028
                                                                             ===========         ===========



The Lease Revenue under the US GAAP model for the next five years are as follows:

                                                                                     US$                Euro
                                                                               ----------------    ----------------
                      Year                                                        Units 1 to 4        Units 1 to 4
                 ---------------                                               ----------------    ----------------
                      2002                                                          91,392,805         101,298,144
                      2003                                                          87,462,185          94,047,617
                      2004                                                          83,519,951          86,014,881
                      2005                                                          78,375,499          77,627,453
                      2006                                                          73,017,083          71,189,178


17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2001

                                                                                     US$                Euro
                                                                               ----------------    ----------------
                                                                                  Units 1 to 4        Units 1 to 4
                                                                               ----------------    ----------------

Total of Future Minimum Lease Payments in US$                    17.1            1,465,695,201         968,243,542
Total Remaining Unearned Income in US$                           17.2             -722,974,692        -607,450,028
                                                                               ----------------    ----------------
Net investment in direct financing leases in US$                                   742,720,509         360,793,514
                                                                                   ===========         ===========

Current part in US$                                                                 56,060,930          21,301,261
Non-Current part in US$                                                            686,659,570         339,492,340

JORF LASFAR ENERGY COMPANY


NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

18. FINANCIAL EXPENSES

The Financial Expenses are detailed as follows, for the year ending:

                                                                         12/31/03      12/31/02      12/31/01
                                                                            US$           US$           US$
                                                                        -----------   -----------   -----------
Interest, Fees and Swaps incurred from inception to December 31, 2003

  Up-Front Fees                                                          25,609,073    25,609,073    25,609,073
  Interest Costs                                                        287,290,576   246,526,514   210,187,205
  Premiums                                                               23,808,481    23,808,481    23,808,481
  Commitment Fees                                                        19,312,672    19,312,672    18,136,357
  Arrangement Fees                                                        2,396,273     2,396,273     2,396,273
  Other Fees (acceptance fees, Agent fees...etc)                          9,754,617     9,297,751     8,875,953
  Guarantee Fees                                                         20,598,822    19,101,732     5,496,128
  Swaps                                                                  37,238,114    30,362,978    25,851,201
                                                                        -----------   -----------   -----------
                                                                        426,008,628   376,415,474   320,360,671
  Accrued Interest, Fees, Swaps (see Note 14.1)                           5,904,937     6,072,924    17,293,488
                                                                        -----------   -----------   -----------
  Total Interest, Fees and Swaps                                        431,913,565   382,488,398   337,654,159
  Interest, fees and swaps capitalized as part of
  the project construction for Units 3&4                               -210,949,363  -210,949,363  -210,949,363
                                                                        -----------   -----------   -----------
  Interest and swaps expensed - Total                                   220,964,202   171,539,035   126,704,796
  Interest and swaps expensed from 1997 through 2002                   -171,539,035  -126,704,796   -76,088,286
                                                                        -----------   -----------   -----------

  Interest and swaps expensed                                            49,425,167    44,834,239    50,616,510
                                                                        ===========   ===========   ===========



19. PENSION PLANS

JLEC contributes to the following pension plans:

19.1 COMMON FUND FOR RETIREMENT (CAISSE COMMUNE DES RETRAITES OR CCR)

As required by PPA Section 23.2.4, most of JLEC's employees (259 employees of 313, or 84%) plus 1 recent retiree are participants in the CCR defined benefit pension plan. This plan is funded by employee payroll deductions equal to 9% of the employee's gross pay, plus JLEC contributions equal to 18% of the participating employee's gross pay. In 2003, 2002 and 2001, JLEC contributed to the CCR US$ 350,071, US$ 291,036 and US$ 266,972, respectively.

Benefits provided under this plan include pension and retiree health insurance. As of December 31, 2003, the benefit obligation totalled US$ 14,584,092 (MAD 127,992,907/8.7762). The fair value of assets contributed to the CCR was US$ 4,705,965 (MAD 41,300,493/8.7762) as of December 31, 2003. The net unfunded benefit obligation as of December 31, 2003 reflected in the accompanying balance sheet was US$ 9,878,126 (MAD 86,692,413/8.7762).

The following assumptions were used to perform the actuarial valuations:

                                                              2003              2002             2001
                                                              ----              ----             ----
                           Discount rate                      6.00%             7.58%            7.58%
                           Rate of compensation increase      6.50%             6.50%            6.50%

19.2 MOROCCAN RETIREMENT FUND FOR PROFESSIONALS (CAISSE INTERPROFESSIONNELLE MAROCAINE DE RETRAITES OR CIMR)

Employees of JLEC not covered by CCR participate in a fund to which the employer contributes an amount equal to 12 percent of the employee's gross pay. This fund is carried in the employee's name, and the pension benefits an employee will receive depend only on the amount contributed to this account and the returns earned on investments of those contributions. In 2003, JLEC's contribution to that fund amounted to USD 145,677 (USD 109,147 in 2002, and USD 105,912 in 2001)

JORF  LASFAR  ENERGY  COMPANY


NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

     20. DERIVATIVE INSTRUMENT LIABILITY / OTHER COMPREHENSIVE INCOME

     JLEC adopted SFAS N(degree). 133 on January 1, 2001. This standard requires JLEC to recognize at fair value on the balance sheet, as assets or liabilities, all contracts that meet the definition of a derivative instrument. Details of all JLEC derivative instruments (interest rate swaps) are provided in the following table as of December 31, 2003, and all such swaps qualify with 100% effectiveness as cash flow hedge for JLEC's variable interest rate loans. Therefore, in accordance with SFAS N(degree). 133, the changes in fair value of these interest rate swaps are reflected directly in Stockholders' Equity under "Other Comprehensive Income or
     (Loss)". JLEC determines fair value based upon market price estimations provided by the swap providers.


2003
------------------------------------------------------------------------------------------------------------------------------------
                               Fixed Rate    Current       Current        Settlement                      Forecast of      Valuation
  Credit      Swap              Paid by     Libor Paid     Notional          and        Termination        Remaining          in
 Facility  Providers Currency    JLEC        to JLEC        Amount       Amortization       Date           Payments          Euro
------------------------------------------------------------------------------------------------------------------------------------
World Bank    BNP     Euro      6.4115%     2.16888%      41,119,939     Quarterly        2/15/2013        8,400,358      4,942,789
              ABN     Euro      6.4175%     2.16888%      41,119,939     Quarterly        2/15/2013        8,412,238      4,940,969
              CSFB    Euro      6.4060%     2.16888%      41,119,939     Quarterly        2/15/2013        8,389,468      4,733,058
                                                         -----------                                      ----------     ----------
                                                         123,359,818                                      25,202,063     14,616,816


------------------------------------------------------------------------------------------------------------------------------------
ERG           BNP     Euro     6.4700%      2.16888%       7,681,980     Quarterly        2/15/2013        1,590,984        942,887
              ABN     Euro     6.4750%      2.16888%       7,681,980     Quarterly        2/15/2013        1,592,834        942,179
              CSFB    Euro     6.4680%      2.16888%       7,681,980     Quarterly        2/15/2013        1,590,245        950,471
                                                         -----------                                      ----------     ----------
                                                          23,045,940                                       4,774,063      2,835,537
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Total in Euro      17,452,353
                                                                                                                         ----------
                                                                                                     B/S FX rate  X         1.26342
                                                                                                       Total in USD      22,049,599
                                                                                                                         ==========


2002

------------------------------------------------------------------------------------------------------------------------------------
                               Fixed Rate    Current       Current        Settlement                      Forecast of      Valuation
  Credit      Swap              Paid by     Libor Paid     Notional          and        Termination        Remaining          in
 Facility  Providers Currency    JLEC        to JLEC        Amount       Amortization       Date           Payments          Euro
------------------------------------------------------------------------------------------------------------------------------------
World Bank    BNP      Euro     6.4115%      3.13725%     45,565,338     Quarterly     2/15/2013          7,947,927       5,729,083
              ABN      Euro     6.4175%      3.13725%     45,565,338     Quarterly     2/15/2013          7,962,491       5,739,581
              CSFB     Euro     6.4060%      3.13725%     45,565,338     Quarterly     2/15/2013          7,934,576       5,719,459
                                                         -----------                                     ----------      ----------
                                                         136,696,014                                     23,844,995      17,188,122



-----------------------------------------------------------------------------------------------------------------------------------
ERG           BNP      Euro     6.4700%      3.13725%      8,512,464     Quarterly     2/15/2013          1,511,371       1,089,437
              ABN      Euro     6.4750%      3.13725%      8,512,464     Quarterly     2/15/2013          1,513,638       1,091,072
              CSFB     Euro     6.4680%      3.13725%      8,512,464     Quarterly     2/15/2013          1,510,464       1,088,783
                                                         -----------                                     ----------      ----------
                                                          25,537,392                                      4,535,473       3,269,292
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                     Total in Euro       20,457,415
                                                                                                                         ----------
                                                                                                    B/S FX rate  X          1.04658
                                                                                                       Total in USD      21,410,369
                                                                                                                         ==========


2001

------------------------------------------------------------------------------------------------------------------------------------
                               Fixed Rate    Current       Current        Settlement                      Forecast of      Valuation
  Credit      Swap              Paid by     Libor Paid     Notional          and        Termination        Remaining          in
 Facility  Providers Currency    JLEC        to JLEC        Amount       Amortization       Date           Payments          Euro
------------------------------------------------------------------------------------------------------------------------------------
World Bank    BNP      Euro       6.4300%      3.34000%     48,899,387     Quarterly     12/17/2012         8,614,748      3,369,696
              ABN      Euro       6.4300%      3.34000%     48,899,387     Quarterly     12/17/2012         8,614,748      3,369,696
              CSFB     Euro       6.4230%      3.34000%     48,899,387     Quarterly     12/17/2012         8,595,232      3,362,062
                                                           -----------                                     ----------     ----------
                                                           146,698,162                                     25,824,728     10,101,454



-----------------------------------------------------------------------------------------------------------------------------------
ERG           BNP      Euro       6.3600%      3.34000%      9,654,551    Quarterly      12/17/2012         1,662,339        650,231
              ABN      Euro       6.3600%      3.34000%      9,654,551    Quarterly      12/17/2012         1,662,339        650,231
              CSFB     Euro       6.3510%      3.34000%      9,654,551    Quarterly      12/17/2012         1,657,385        648,293
                                                           -----------                                     ----------     ----------
                                                            28,963,653                                      4,982,063      1,948,755
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Total in Euro     12,050,209
                                                                                                                          ----------
                                                                                                       B/S FX rate  X        0.88504
                                                                                                         Total is USD     10,664,877
                                                                                                                          ==========

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2003

21. CASH FLOWS FOR 2003

Reconciliation of net income to net cash from operating activities under the Direct Method is as follows :

                                                                                       2003           2002              2001
                                                                                        US$            US$               US$
                                                                                   --------------------------------------------
Net Income .....................................................................    119,850,319     132,287,908     161,385,686
Adjustment to reconcile Net Income to cash provided from operating activities :

         Depreciation and amortization .........................................      4,028,115       2,752,641         731,003
         Deferred taxes ........................................................    (13,005,297)      6,908,298       6,097,093
         Lease Revenue .........................................................   (186,427,881)   (183,541,585)   (195,223,932)
         Finance tariff cash revenue ...........................................    246,405,730     263,559,812     262,829,803
         Changes in operating assets and liabilities:
         Inventories ...........................................................      2,066,641      (8,855,387)     (9,242,424)
         Accounts receivable ...................................................     (9,311,086)     10,340,353     (22,975,149)
         Prepayments ...........................................................      2,292,604      (5,954,169)        979,429
         Accounts payable ......................................................     22,353,640      (9,266,000)    (20,701,000)
         Unfunded pension obligation ...........................................      4,185,183       5,692,943            --
         Other liabilities .....................................................     (2,445,519)       (608,934)      3,093,490
         Effect of exchange rate changes .......................................      1,824,028       4,235,487      (2,003,877)
                                                                                   --------------------------------------------
Net cash provided by operating activities ......................................    191,816,478     217,551,367     184,970,122


22. UNCERTAINTIES AS OF DECEMBER 31, 2003

22.1 JLEC's corporate tax return, payroll tax and VAT returns for the years 2000 to 2003 are open to audit by the Moroccan Tax Authorities. JLEC is periodically involved in other legal, tax and other proceedings regarding matters arising in the ordinary course of business. JLEC believes that the outcome of these matters will not materially affect its results of operations or liquidity.

22.2 Discussions are currently underway between JLEC and ONE, which may result in amendments of the Power Purchase Agreement (PPA) and the Transfer of Possession Agreement (TPA). As currently drafted, such amendments would eliminate ONE's right of termination for convenience (which right ONE could otherwise exercise starting on September 13, 2012) and reduce ONE's right of termination due to adverse economic circumstances (which right ONE might otherwise be entitled to exercise after all of the principal amount of JLEC's indebtedness to the project lenders has been repaid); and thereby, the proposed amendments would increase the likelihood that the PPA and TPA continue in effect until their scheduled expiration on September 13, 2027. In exchange, it is proposed that the PPA's gross capacity charges be reduced by means of a new rebate (to be paid by JLEC to ONE on a quarterly basis, and calculated starting from September 13, 2003) and future tariff reductions (starting from September 13, 2014). These possible PPA and TPA amendments are still under negotiation, and such negotiations may or may not converge on agreements acceptable to both JLEC and ONE. Furthermore, any potential PPA and TPA amendments agreed between JLEC and ONE would still be subject to change by and the approval of ONE's Board of Directors, JLEC's shareholders and JLEC's lenders before coming into effect. This process of negotiation, review and approval will require several months at least, and may possibly never result in any amendments. This uncertainty exists as of the date of these financial statements.

23. NEW ACCOUNTING STANDARDS

In June 2002, FASB issued SFAS No 146, "Accounting for Costs Associated with Exit or Disposal Activities.". This statement addresses the recognition, measurement and reporting of costs that are associated with exit and disposal activities and nullifies EITF 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (Including Certain costs incurred in a Restructuring)". Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the company committed to the exit plan. This statement became effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS No 146 did not have a material impact on JLEC's results of operations or its financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." The Standard specifies that instruments within its scope embody obligations of the issuer and that, therefore, the issuer must classify them as liabilities. The Standard is effective for interim or fiscal periods ending after June 15, 2003. JLEC is currently assessing the new standard and has not yet determined the impact on its financial statements.